SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2004

ALLIANCE  IMAGING,  INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 S. State College Blvd., Suite 600
Anaheim, CA 92806

(Address of principal executive offices, including zip code)

(714) 688-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former address of principal executive offices)

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

          The following exhibits are filed with this Form 8-K:

          99.1      Press Release dated August 9, 2004.

Item 12:  Results of Operations and Financial Condition

                On August 9, 2004, we issued a press release, which sets forth our results of operations for the quarter and six months ended June 30, 2004 and raises guidance for full year 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2004		/s/ R. BRIAN HANSON
	Name:	R. Brian Hanson
	Title:	Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit 99.1    Press Release dated August 9, 2004.